UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 25, 2017

NEOGENOMICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-35756	74-2897368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12701 Commonwealth Drive, Suite 9 Fort Myers, Florida	33913
(Address of principal executive offices)	(Zip Code)

(239) 768-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 25, 2017, NeoGenomics, Inc., a Nevada corporation (the “Company”), held an annual meeting of its stockholders.  At the annual meeting, 73,446,421 shares of the Company’s common stock, par value $0.001 per share, and all 6,600,000 shares of the Company’s Series A redeemable convertible preferred stock, par value $0.001 per share (together with the common stock, “Voting Stock”), were present or represented by proxy at the meeting, representing approximately 93% of the outstanding Voting Stock as of April 7, 2017, the record date for the annual meeting. At the annual meeting, four proposals were submitted for a vote of the Company’s stockholders and the related results are as follows:

(1)  Proposal No. 1: The election of Douglas M. VanOort, Steven C. Jones, Kevin C. Johnson, Raymond R. Hipp, William J. Robison, Bruce K. Crowther, Lynn A. Tetrault, Alison L. Hannah and Kieran P. Murphy to serve as members of the Board of Directors until the next succeeding annual meeting of stockholders or until his or her successor has been duly elected and qualified.  The stockholders elected the nine directors by the following votes:

	Votes For	Votes Withheld	Votes Against	Broker Non-Votes
Douglas M. VanOort	63,531,590	1,386,592	-	15,128,239
Steven C. Jones	64,003,143	915,039	-	15,128,239
Kevin C. Johnson	63,546,820	1,371,362	-	15,128,239
Raymond R. Hipp	63,525,690	1,392,492	-	15,128,239
William J. Robison	60,310,809	4,607,373	-	15,128,239
Bruce K. Crowther	63,541,845	1,376,337	-	15,128,239
Lynn A. Tetrault	62,684,362	2,233,820	-	15,128,239
Alison L. Hannah	62,973,508	1,944,674	-	15,128,239
Kieran P. Murphy	60,492,519	4,425,663	-	15,128,239

(2) Proposal No. 2: The approval of the amendment of the amended and restated equity incentive plan, as identified in the proxy statement for the annual meeting.  The stockholders approved the proposal by the following vote:

	Votes For	Abstentions	Votes Against	Broker Non-Votes
Number of Votes	59,320,146	590,917	5,007,119	15,128,239
Outstanding %	69.12%	0.68%	5.83%
Voted %	91.52%	0.91%	7.72%

(3) Proposal No. 3: The approval of the amendment of the amended of the employee stock purchase plan, as identified in the proxy statement for the annual meeting.  The stockholders approved the proposal by the following vote:

	Votes For	Abstentions	Votes Against	Broker Non-Votes
Number of Votes	62,529,128	67,970	2,321,084	15,128,239
Outstanding %	72.86%	0.07%	2.70%
Voted %	96.47%	0.10%	3.58%

(4) Proposal No. 4: The ratification of the independent registered public accountant.  The stockholders approved the proposal by the following vote:

	Votes For	Abstentions	Votes Against	Broker Non-Votes
Number of Votes	77,491,471	328,058	2,226,892	-
Outstanding %	90.30%	0.38%	2.59%
Voted %	96.93%	0.41%	2.78%

Item 8.01.  Other Matters.

The investor presentation attached hereto as Exhibit 99.1 was presented to the Company’s stockholders at the annual meeting.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1                     Annual Shareholder Meeting Presentation dated May 25, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGENOMICS, INC.

By:	/s/ George Cardoza
George Cardoza
Chief Financial Officer

Date: May 30, 2017

Exhibit Index

Exhibit No. Description

99.1	Annual Shareholder Meeting Presentation dated May 25, 2017

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